AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT

THIS AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this "Agreement") is entered into as of June 2, 2023 among the parties identified as "Obligors" on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (each individually an "Obligor" and collectively the "Obligors"), and FIFTH THIRD BANK, NATIONAL ASSOCIATION ("Lender").

RECITALS

WHEREAS, pursuant to the terms of that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased, extended, restated, refinanced and replaced from time to time, the "Credit Agreement") dated as of the date hereof among HCI Group, Inc., a Florida corporation ("Borrower"), the Guarantors from time to time party thereto and Lender, Lender has agreed to make Advances to Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, certain of the Obligors and Lender entered into that certain Security and Pledge Agreement dated December 5, 2018 (the "Prior Security and Pledge Agreement"). This Agreement amends and restates the Prior Security and Pledge Agreement in its entirety.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a)
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect from time to time in the State of Florida except as such terms may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply (the "UCC"): Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Software, Supporting Obligation and Tangible Chattel Paper.
(b)
In addition, the following terms shall have the meanings set forth below:

"Agreement" has the meaning provided in the introductory paragraph hereof.

"Borrower" has the meaning provided in the recitals hereof.

"Collateral" has the meaning provided in Section 2 hereof.

"Credit Agreement" has the meaning provided in the recitals hereof.

"Obligor" and "Obligors" have the meanings provided in the introductory paragraph hereof.

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"Secured Obligations" shall mean, without duplication, (a) all Obligations and (b) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including the fees, charges and disbursements of counsel.

"UCC" has the meaning provided in Section 1(a) hereof.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to Lender a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all assets of such Obligor whether now owned or existing or owned, acquired, or arising hereafter, including, but not limited to, the following (collectively, the "Collateral"): (a) all Accounts; (b) all Money; (c) all Chattel Paper; (d) those certain Commercial Tort Claims set forth on Schedule 1 hereto;

(e)
all Deposit Accounts; (f) all Documents; (g) all Equipment; (h) all Fixtures; (i) all General Intangibles; (j) all Goods; (k) all Instruments; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights; (o) all Software; (p) all Supporting Obligations; (q) all books and records related to the Collateral; (r) all Rate Management Obligations, and (s) all Accessions and all Proceeds of any and all of the foregoing.

The Obligors and Lender hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3. Representations and Warranties. Each of the Obligors hereby represents and warrants to

Lender that:

(a)
Ownership. Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.
(b)
Security Interest/Priority. This Agreement creates a valid security interest in favor of Lender in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens expressly permitted by the Credit Agreement. With respect to any Collateral consisting of a Deposit Account, Security Entitlement or assets held in a Securities Account, upon execution and delivery by the applicable Obligor, the bank or Securities Intermediary, as applicable, and Lender of an agreement granting control to Lender over such Collateral, Lender shall have a valid and perfected, first priority security interest in such Collateral, subject to Liens expressly permitted by the Credit Agreement.
(c)
Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.
(d)
Equipment and Inventory. With respect to any Equipment and/or Inventory of such Obligor, such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor except for (i) Equipment leased by such Obligor as a lessee or (ii) Equipment or Inventory in transit with common carriers. No Inventory of such Obligor is held

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by a Person other than such Obligor pursuant to consignment, sale or return, sale on approval or similar agreement.

(e)
Contracts; Agreements; Licenses. Such Obligor has no Material Agreements which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein for which consent has not been obtained.
(f)
Consents; Etc. Except for (i) the filing or recording of UCC financing statements, (ii) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (iii) such actions as may be required by Laws affecting the offering and sale of securities and (iv) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC), the granting of control (to the extent required under Section 4(a) hereof) or (C) the exercise by Lender of the rights and remedies provided for in this Agreement.
(g)
Commercial Tort Claims. As of the Closing Date, no such Obligor has any Commercial Tort Claims seeking damages in excess of $100,000 in any individual instance or $250,000 in the aggregate when taken together with all Commercial Tort Claims of all of the other Obligors, other than as set forth on Schedule 1 hereto.
(h)
Accounts. Schedule 2 hereto identifies each Deposit Account and Securities Account of an Obligor on the date hereof.

4. Covenants. Each Obligor covenants that until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Revolving Commitment has expired or been terminated, such Obligor shall:

(a) Instruments/Chattel Paper/Control.

(a)
If any amount in excess of $100,000 in any individual instance or $250,000 in the aggregate payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by Lender to perfect its security interest in such Collateral, is delivered to Lender duly endorsed in a manner satisfactory to Lender. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to Lender indicating Lender's security interest in such Tangible Chattel Paper.

(ii) Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by Lender for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (A) Deposit Accounts, (B) Investment Property, (C) Letter-of-Credit Rights and (D) Electronic Chattel Paper.

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(b)
Filing of Financing Statements, Notices, Etc. Execute and deliver to Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as Lender may reasonably request) and do all such other things as Lender may reasonably deem necessary or appropriate (i) to assure to Lender its security interests hereunder, including such instruments as Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure Lender of its rights and interests hereunder. Furthermore, such Obligor also hereby irrevocably makes, constitutes and appoints Lender, its nominee or any other person whom Lender may designate, as such Obligor's attorney in fact with full power and for the limited purpose to prepare and file (and, to the extent applicable, sign) in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in Lender's reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Revolving Commitment has been terminated. Such Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by Lender without notice thereof to such Obligor wherever Lender may in its sole discretion desire to file the same.
(c)
Collateral Held by Warehouseman, Bailee, Etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and Lender so requests (i) notify such Person in writing of Lender's security interest therein, (ii) instruct such Person to hold all such Collateral for Lender's account and subject to Lender's instructions and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of Lender.
(d)
Commercial Tort Claims. (i) Promptly forward to Lender an updated Schedule 1 listing any and all Commercial Tort Claims by or in favor of such Obligor seeking damages in excess of $100,000 in any individual instance or $250,000 in the aggregate for all Commercial Tort Claims of the Obligors not subject to a Lien in favor of Lender and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by Lender, or required by Law to create, preserve, perfect and maintain Lender's security interest in any Commercial Tort Claims initiated by or in favor of any Obligor.
(e)
Books and Records. Each Obligor shall mark its books and records to reflect the security interest granted pursuant to this Agreement.
(f)
Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless Lender shall have a perfected Lien on such Fixture or real property.

5. Authorization to File Financing Statements. Each Obligor hereby authorizes Lender to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with

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the UCC (including authorization to describe the Collateral as "all personal property", "all assets" or words of similar meaning).

6.
Advances. On failure of any Obligor to (a) pay any taxes required herein or in any other Loan Document, Lender may, at its sole option and in its sole discretion, expend such sums as Lender may reasonably deem advisable for the payment of any taxes, and (b) perform any of the covenants and agreements contained herein or in any other Loan Document, Lender may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which Lender may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by Lender on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
7.
Event of Default/Remedies. The occurrence of an "Event of Default" under the Credit Agreement or any other Loan Document shall be an "Event of Default" under this Agreement.

(a) General Remedies. During the continuance of an Event of Default, Lender shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to Lender at the expense of the Obligors any Collateral at any place and time designated by Lender which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as Lender deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither Lender's compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial

4862-1438-4223.4

reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Obligors in accordance with the notice provisions of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. Subject to the provisions of applicable Law, Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or Lender may further postpone such sale by announcement made at such time and place.

(b)
Remedies Relating to Accounts. During the continuance of an Event of Default, whether or not Lender has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of Lender instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by Lender and (ii) Lender shall have the right to enforce any Obligor's rights against its customers and account debtors, and Lender or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to Lender or of Lender's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in Lender's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of Lender in accordance with the provisions hereof shall be solely for Lender's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Lender shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, during the continuance of an Event of Default, (i) Lender shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as Lender may require in connection with such test verifications, (ii) upon Lender's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to Lender to furnish to Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) Lender in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to Lender's satisfaction the existence, amount and terms of any Accounts.
(c)
Deposit Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, Lender may (i) prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with Lender and (ii) exercise control pursuant to any control agreement governing a Deposit Account or Securities Account not maintained with Lender.
(d)
Access. In addition to the rights and remedies hereunder, during the continuance of an Event of Default, Lender shall have the right to enter and remain upon the various premises of the

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Obligors without cost or charge to Lender, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, Lender may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(e)
Nonexclusive Nature of Remedies. Failure by Lender to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of Lender shall only be granted as provided herein. To the extent permitted by Law, neither Lender nor any party acting as attorney for Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which Lender may have.
(f)
Retention of Collateral. In addition to the rights and remedies hereunder, Lender may, in compliance with Sections 679.620 and 679.621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until Lender shall have provided such notices, however, Lender shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.
(g)
Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which Lender is legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Obligor under the Credit Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any other applicable Debtor Relief Law (including any comparable provisions of any applicable state Law).

8. Rights of Lender.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints Lender and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions during the continuance of an Event of Default:

(i)
to demand, collect, settle, compromise, adjust, give discharges and releases, all as Lender may reasonably determine;
(ii)
to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

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(iii)
to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as Lender may deem reasonably appropriate;
(iv)
to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the Goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;
(v)
to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the Goods or services which have given rise thereto, as fully and completely as though Lender were the absolute owner thereof for all purposes;
(vi)
to adjust and settle claims under any insurance policy relating thereto;
(vii)
to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(viii)
to institute any foreclosure proceedings that Lender may deem appropriate;
(ix)
to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;
(x)
to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(xi)
to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Lender or as Lender shall direct;

(xiii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xiiiiii) to do and perform all such other acts and things as Lender may reasonably deem to be necessary, proper or convenient to accomplish the purposes of the Loan Documents.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Revolving Commitment has expired or been terminated. Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Lender solely to protect, preserve and realize upon its security interest in the Collateral.

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(b)
Lender's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by Lender hereunder, Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.
(c)
Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Lender shall have no obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Lender of any payment relating to such Account pursuant hereto, nor shall Lender or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(d)
Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then Lender, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.
9.
Application of Proceeds. Upon the acceleration of the Obligations under the Loan Documents, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by Lender or any holder of the Secured Obligations in money or its equivalent, will be applied in reduction of the Secured Obligations in the manner set forth in the Credit Agreement.
10.
Continuing Agreement.

(a) This Agreement shall remain in full force and effect until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Revolving Commitment has expired or been terminated, at which time this Agreement shall be automatically terminated and Lender shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

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(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by Lender or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.
Amendments; Waivers; Modifications, Etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.2 of the Credit Agreement; provided that any update or revision to Schedule 1 hereof delivered by any Obligor shall not constitute an amendment for purposes of this Section 11 or Section 10.2 of the Credit Agreement.
12.
Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors and permitted assigns.
13.
Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.1 of the Credit Agreement.
14.
Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.
15.
Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
16.
Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.5 and 10.6 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
17.
Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4862-1438-4223.4

18.
Entirety. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
19.
Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then Lender shall have the right to proceed against such other property, guarantee or endorsement during the continuance of any Event of Default, and Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of Lender, under any other of the Loan Documents or under any other document relating to the Secured Obligations.
20.
Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to Lender a Guarantor Joinder Agreement. Immediately upon such execution and delivery of such Guarantor Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an "Obligor" and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Guarantor Joinder Agreement.
21.
Joint and Several Obligations of Obligors.
(a)
Subject to subsection (c) of this Section 21, each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by Lender and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.
(b)
Subject to subsection (c) of this Section 21, each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.
(c)
Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other Debtor Relief Law.

[SIGNATURE PAGES FOLLOW]

4862-1438-4223.4

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first written above written.

OBLIGORS: HCI GROUP, INC.,

A Florida corporation

By: /s/ James Mark Harmsworth

James Mark Harmsworth,

Chief Financial Officer

(Signatures continue on the following pages)

Signature Page to Amended and Restated Security and Pledge Agreement - Obligors

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS: HOMEOWNERS CHOICE MANAGERS, INC.,

a Florida corporation

GREENLEAF CAPITAL, LLC,

a Florida limited liability company

OMEGA INSURANCE AGENCY, INC.,

a Florida corporation

SOUTHERN ADMINISTRATION, INC.,

a Florida corporation

ENCLAVE SERVICES, INC.,

a Florida corporation

GATORS ON THE PASS HOLDINGS LLC,

a Florida limited liability company

JOHN'S PASS MARINA INVESTMENT HOLDINGS LLC,

a Florida limited liability company

PASS INVESTMENT HOLDINGS LLC,

a Florida limited liability company

TV INVESTMENT HOLDINGS LLC,

a Florida limited liability company

SILVER SPRINGS PROPERTY INVESTMENTS, LLC,

a Florida limited liability company

GRISTON CLAIM SERVICES, INC.,

a Florida corporation

HCPCI HOLDINGS, LLC,

a Florida limited liability company

BIG BEND LINCOLN SWC, LLC,

a Florida limited liability company

FMKT MEL OWNER LLC,

a Florida limited liability company

SORRENTO PBX, LLC,

a Florida limited liability company

CENTURY PARK HOLDINGS, LLC,

a Florida limited liability company

GULF TO BAY LM, LLC,

a Florida limited liability company

JP BEACH HOLDINGS LLC,

a Florida limited liability company

HCI INSURANCE ADMINISTRATION SERVICES, INC.,

a Florida corporation

WESTVIEW HOLDINGS, LLC,

a Florida limited liability

GRISTON CLAIM MANAGEMENT, INC.,

a Florida corporation

SAGE PROPERTY ADVISORS, LLC,

a Florida limited liability company

By: /s/ James Mark Harmsworth

James Mark Harmsworth,

Chief Financial Officer

Signature Page to Amended and Restated Security and Pledge Agreement - Obligors

Accepted and agreed to as of the date first written above. LENDER:

FIFTH THIRD BANK,

NATIONAL ASSOCIATION

By: /s/ Michael J. Schaltz

Michael J. Schaltz, Jr., its Managing

Director & Senior Vice President

Signature Page to Amended and Restated Security and Pledge Agreement - Lender

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 1

4862-1438-4223.4

SCHEDULE 2
ACCOUNTS

Summary List of All Bank Accounts

Company name	Description	Account Number
HCI Group, Inc.	Fifth Third Main Cash Account	7422037981
HCI Group, Inc.	Fifth Third Payroll Account	7422037999
HCI Group, Inc.	Fifth Third MM Account	7422038005
HCI Group, Inc.	Fifth Third LP Funding MMKT	7423180558
HCI Group, Inc.	TD Ameritrade Account	931056508
HCI Group, Inc.	TD Ameritrade Account - Hilton	926038048
HCI Group, Inc.	US Bank Investment Account - HCI	001050996962
Homeowners Choice Managers, Inc.	Fifth Third Main Cash Account	7422038013
Homeowners Choice Managers, Inc.	Fifth Third Commission Account	7422038021
Homeowners Choice Managers, Inc.	Fifth Third MM Account	7422038039
Homeowners Choice Managers, Inc.	Fifth Third Commission Account - Other States	7422621495
Homeowners Choice Managers, Inc.	Fifth Third Premium Deposit Account - Other States	7422621628
Homeowners Choice Managers, Inc.	5th3rd Credit Card Deposit Acc - opened in Mar'19	7422620273
Southern Administration, Inc.	Fifth Third Main Account	7422038138
Griston Claim Services, Inc.	Fifth Third Main Account	7422622311
Griston Claims Management	Fifth Third Main Account	7423206338
Griston Claims Management	Fifth Third Claim Payment Account	7423206403
Griston Claims Management	Fifth Third Claim Expense Account	7423206411
Omega Insurance Agency, Inc.	Fifth Third Main Account	7422038104
Omega Insurance Agency, Inc.	Fifth Third Premium Account	7422038112
Greenleaf Capital, LLC	Fifth Third Main Account	7422037973
Greenleaf Capital, LLC	Fifth Third Money Market Account	7422039409
Big Bend Lincoln SWC, LLC	Fifth Third Main Account	7422228127
Century Park Holdings, LLC	Fifth Third Main Account	7422623897
FMKT MEL Owner	Fifth Third Main Account	7422229471
GOTP Holdings LLC	Fifth Third Main Account	7422037965
Green Street JV, LLC	Fifth Third Main Account	7422228119
Greenleaf Essence, LLC	Fifth Third Main Account	7422228101
Gulf to Bay FM LLC	Fifth Third Main Account	7423180517
HCPCI Holdings	Fifth Third Main Account	7422038187
JPMI Holdings LLC	Fifth Third Main Account	7422038203
Melbourne FMA, LLC	Fifth Third Main Account	7422229463
Pass Investment Holdings LLC	Fifth Third Main Account	7422038120
Sage Property Advisors, LLC	Fifth Third Main Account	7423180814
Silver Springs Property Inv LLC	Fifth Third Main Account	7422038179
Sorrento PBX, LLC	Fifth Third Main Account	7422229315
TI Marina Company, Inc	Fifth Third Main Account	7422038146
Treasure Island RC, Inc.	Fifth Third Main Account	7422038153
TV Investment	Fifth Third Main Account	7422038161
Westview Holdings, LLC	Fifth Third Main Account - Opened in April 2019	7422620315
Coconut Palm Property Holdings	Fifth Third Main Account	7423206031
Cypress FDOT	Fifth Third Main Account	7422623210
CYPRESS	Fifth Third Main Account	7422037932
ESI (Enclave Services, Inc.)	Fifth Third Main Account	7422621933
TypTap Management Company	Fifth Third Main Account	7422228879
TypTap Management Company	Fifth Third Money Market Account	7422228911
TypTap Management Company	Fifth Third Commission Account	7422228903
TypTap Management Company	Fifth Third Premium Trust Account	7422229117
TypTap Management Company	Fifth Third Premium Trust Account - Other States	7423208086
TypTap Management Company	Fifth Third Commission Account - Other States	7423208078

SCHEDULE 2

4862-1438-4223.4